SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report
                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 6, 2006

                          SecureCARE Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                       0-29804                82-0255758
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(State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)        file number        Identification Number)

       3755 Capital of Texas Highway South Suite 160E, Austin Texas 78704
       ------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (512) 535-1205
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $.001 per share

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On November 6, 2006, SecureCARE Technologies, Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") with Dennis J. Nasto setting forth certain terms and conditions for Mr. Nasto to serve as Chief Executive Officer of the Company at an annual salary of $180,000 plus quarterly cash and stock bonuses to be determined by the Board of Directors based upon performance. Mr. Nasto will also serve as a member of the Board of Directors.

         Mr. Nasto was previously employed with the Company from August 2003 to December 2005 as its vice president of sales and marketing. Under Mr. Nasto's leadership he developed and led an effective market strategy based on physician demand for the Company's products, he built the sales and marketing team and he developed the overall marketing plan for the Company. He signed strategic relationships with industry leading associations, group purchasing organizations and software vendors. These efforts led to the launch of SecureCARE.net in February 2005, a launch that significantly increased sales in 2005 and resulted in several new agreements with strategic partners and national accounts.

         He has over twenty (20) years of executive experience in sales and marketing in the healthcare industry. Prior to originally joining the Company in August 2003, Mr. Nasto, from 2001 to 2002, was Director of Sales at ResMed Corporation, a leading home health respiratory equipment manufacturer. Mr. Nasto has been successful in building high-energy sales teams at both small and large companies including Kimberly-Clarke Professional Healthcare, a major medical/surgical supply manufacturer, where he was employed as District Sales Manager from 1983 to 1991, and from STERIS Corporation, a leading medical device company, where he held positions as Vice President of Sales-Americas, Vice President National Accounts and Vice President of Sterilization Services from 1991 to 1998. From 2000 to 2001, Mr. Nasto also served as President of X10NET, a start up venture that was focused on bringing Web-based workflow solutions to the physician marketplace. Mr. Nasto's original employment with the Company ended in December of 2005, as result of the Company's implementation of a significant cost reduction program.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit:
         2.1    Press Release dated November 9, 2006

         10.1 Letter Agreement, dated November 6, 2006, between the Company and Dennis Nasto

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 9, 2006

SecureCARE Technologies, Inc.

By: /s/ NEIL BURLEY
    -----------------------------------------
Name:   Neil Burley
Title:  Chief Financial Officer


By: /s/ DENNIS NASTO
    -----------------------------------------
Name:   Dennis Nasto
Title:  Chief Executive Officer and Director